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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 2000, relating to the financial statements, which appears in Peritus Software Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 27, 2000